Fees Summary	Dec. 12, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 126,131,092.88
Previously Paid Amount	38,980.78
Total Fee Amount	17,418.70
Total Offset Amount	0.00
Net Fee	$ 0.00